UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2009

SMARTHEAT INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53052	98 -0514768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

A-1, 10, Street 7 Shenyang Economic and Technological Development Zone Shenyang, China	110027
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: +86 (24) 2519-7699

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 27, 2009 Shenyang Taiyu Machinery and Electrical Equipment Co., Ltd (“Taiyu”), a wholly owned subsidiary of SmartHeat Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Agreement”) with Siping Beifang Heat Exchanger, Manufacture Co., Ltd , a company organized under the laws, of the Peoples Republic of China (“Siping”), to purchase all of the tangible and intangible assets of Siping for a purchase price of 300,000 restricted shares of the Company’s common stock, par value $.001 per share (the "Common Stock") and  54,000,000 RMB, or  USD 7,906,296 (Exchange rate: US$1= RMB6.83), subject to inventory verification and clearance of transfer restrictions, if any, which is payable according, to the following schedule:

Payment In RMB	Payment In USD	Payment Date
RMB 3,000,000	$439,239	Upon execution of the Agreement
RMB 7,250,000	$1,061,493	Seven days after execution of the Agreement
RMB 10,250,000	$1,500,732	June 30, 2009
RMB 13,000,000	$1,903,367	September 30, 2009
RMB 12,300,000	$1,800,878	March 1, 2010
RMB 8,200,000	$1,200,586	September 30, 2010

(Exchange rate: US$1= RMB6.83)

Taiyu will not assume any of the debt of Siping, and the Agreement provides for Siping’s assistance in the transfer of its assets to Taiyu. The acquisition is expected to be funded with SmartHeat’s existing, bank credit facilities as well as internal cash flow.

The transaction closed on May 27, 2009.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 is incorporated herein by reference.

The Company’s press release announcing the transaction is attached as Exhibit 99.1 to this Form 8-K.

Item 3.02. Unregistered Sale of Equity Securities.

In connection with the Agreement, the Company shall issue 300,000 restricted shares of its Common Stock to Siping, or its designee, in a transaction exempt from registration under Regulation S promulgated under the Securities Act of 1933,  as amended.

Item 9.01    Financial Statements and Exhibits.

(a)	Financial Statement of Businesses Acquired.

The financial statements required by Item 9.01(a) of Form 8-K, if required, will be filed by amendment to this Current Report on Form 8-K not later than 71 days from the date hereof.

(b)	Pro Forma Financial Information.

The pro forma financial statements required by Item 9.01(b) of Form 8-K, if required, will be filed by amendment to this Current Report on Form 8-K not later than 71 days from the date hereof.

(d)	Exhibits

Exhibit 10.14	English Translation of the Asset Purchase Agreement, dated May 27, 2009, by and between Taiyu Machinery and Electrical Equipment Co., Ltd and Siping Beifang the Heat Exchanger Manufacture Co., Ltd.

Exhibit 99.1	Press Release of SmartHeat Inc., dated May 29, 2009. Exhibit 99.1 is deemed to be "filed" under the Securities Exchange Act of 1934 in this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2009

SMARTHEAT INC.

By:	/s/ Jun Wang
Name:	Jun Wang
Title:	Chairman & Chief Executive Officer